UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2008
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863	03-0491827
(Commission File No.)	(IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 1, 2008, the employment of Al Gianchetti, Senior Vice President and Chief Commercial Officer of Vanda Pharmaceuticals Inc., terminated. Pursuant to Mr. Gianchetti’s employment agreement and in exchange for a release of all claims, he will receive the following severance benefits following his employment termination: (i) a cash payment of his monthly base salary for 12 months; (ii) payment of his monthly COBRA health insurance premiums for 12 months; and (iii) a cash payment of $76,700.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
By:	/s/ STEVEN A. SHALLCROSS
	Name:	Steven A. Shallcross
Title: Senior Vice President, Chief Financial Officer and Treasurer

Dated: December 1, 2008